EXHIBIT 99.1
STOCK PURCHASE AGREEMENT



                            STOCK PURCHASE AGREEMENT


         AGREEMENT made as of April 25, 2001 by and between MDI ENTERTAINMENT, INC., a Delaware corporation with its principal office located in Hartford, Connecticut (hereafter referred to as "MDI") and OXFORD INTERNATIONAL, INC., a Maryland corporation with its principal office located in Easton, Maryland (hereafter referred to as "Investor").

         WHEREAS, MDI is a growing company engaged in the field of marketing promotions and is desirous of securing additional working capital in order to promote, develop and expand its business, and

         WHEREAS, Investor is prepared to provide means of financing the operations of MDI by purchasing the Series C Convertible Preferred Stock of MDI hereinafter mentioned upon the terms and conditions set forth herein,

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         SECTION 1.   Purchase and Sale of Series C Convertible Preferred Stock.

          MDI agrees to sell to the Investor, and the Investor agrees to purchase from MDI, at the Closing (as hereafter defined) and subject to and in accordance with the terms, conditions and provisions of this Agreement, Two Thousand One Hundred (2,100) shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") for an aggregate purchase price of Three Million Two Hundred Thousand Dollars ($3,200,000). Investor shall, by the terms of the Series C Preferred Stock, have the option exercisable at any time, but subject to the mandatory conversion provisions hereinafter set forth, to exchange each share of Series C Preferred Stock for One Thousand (1,000) shares of MDI common stock, par value $.001 per share (the "Common Stock"). MDI has authorized and reserved and covenants to continue to reserve a sufficient number of its previously authorized but unreserved shares of Common Stock to satisfy the rights of conversion of the holders of Series C Preferred Stock. The voting powers, preferences and relative, participating, optional and other special rights of the shares of such Series C Preferred Stock shall be fixed as set forth in the Certificate of Designations, Preferences and Rights of Series C Preferred Stock of MDI (the "Certificate of Designations") attached hereto as Exhibit "A".

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         SECTION 2.                 Preferred Dividends and Interest.

         2.1 Preferred Dividentds. To the extent permitted by the General Corporation Law of the State of Delaware, MDI shall pay Preferred Dividends to the holders of the Series C Preferred Stock (until the conversion of all of the Series C Preferred Stock) at the rate of eight percent (8%) per annum on the $1,523.81 per share purchase price of the unconverted Series C Preferred Stock shares, payable quarterly, at the option of MDI, in either cash or Common Stock of MDI (the number of shares of Common Stock to be issued in-kind to be determined by dividing the dividend payable by a thirty-day average of the public share closing price prior to the date when such quarterly payments shall be due).

         2.2 Interest. Accrued but unpaid Preferred Dividends shall bear interest at a rate of five percent (5%) of any quarterly Preferred Dividend payment due and payable in the event any such amounts remain unpaid for ten (10) days after such date.

         SECTION 3. Conversion Provisions. Each share of Series C Preferred Stock to be issued to the Investor pursuant to this Agreement shall be convertible into 1,000 shares of Common Stock at any time at the option of Investor or holder, subject to the following mandatory conversion provisions (on a pro rata basis if more than one holder): a) twenty-five percent (25%) of the Series C Preferred Stock to be issued to Investor (said 25% being equivalent to five hundred twenty five (525) shares of Series C Preferred Stock) shall be automatically converted no later than one hundred twenty (120) days from Closing, and b) after a registration statement covering the full amount of the shares of Common Stock underlying the Series C Preferred Stock has been filed by MDI with the Securities and Exchange Commission (the "SEC"), an aggregate of five hundred twenty five (525) shares of Series C Preferred Stock to Common Stock shall be automatically convertd every ninety (90) days. MDI shall file a registration statement covering the full amount of the shares of Common Stock underlying the Series C Preferred Stock within one hundred eighty (180) days of Closing.

         SECTION 4. Nomination of Member of MDI's Board of Directors. So long as the sum of (i) the aggregate number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock and (ii) aggregate number of shares of Common Stock owned by the Investor and its subsidiaries is equal to or greater than 2,100,000 and the Investor and its subsidiaries beneficially own greater than ten percent (10%) of the number of shares of Common Stock outstanding of MDI, the Investor shall have the option of nominating one member of MDI's Board of Directors reasonably acceptable to MDI.
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         SECTION 5.                 MDI's Representations and Warranties.

         To induce the Investor to purchase the Series C Preferred Stock, MDI hereby makes the following representations and warranties to the Investor:

         5.1 Good Standing. MDI (a) is a corporation duly organized, existing, and in good standing under the laws of the State of Delaware and (b) has the power to own its property and to carry on its business and is qualified to do business and is in good standing in each jurisdiction in which the character of properties owned by it or the transaction of its business makes such qualification necessary and in which the failure to so qualify or to be in good standing would have a materially adverse effect on MDI's operations or financial condition.

         5.2 Authority. MDI has full power and authority to enter into this Agreement and carry out the transactions contemplated hereby, all of which have been duly authorized by all proper and necessary action of MDI. No consent or approval of the shareholders of MDI or of any governmental authority is required as a condition to the validity of this Agreement.

         5.3 Binding Agreement. This Agreement constitutes the valid and legally binding obligations of MDI enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws effecting the enforcement of creditors' rights generally.

         5.4 Litigation. There are no proceedings pending or, so far as any person signing below as or on behalf of MDI knows, threatened before any court or administrative agency a) against or affecting MDI; or b) which will materially adversely affect the financial condition or operations of MDI, other than as set forth in MDI's filings with the SEC (the "SEC Documents").

         5.5 No Conflicting Agreements. There are no provisions of MDI's Articles of Incorporation or Bylaws or provisions of any existing mortgage, deed of trust, indenture, contract, lease, or agreement binding on MDI or affecting its property which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement or the transactions contemplated thereby.

         5.6 Financial Condition. MDI's financial statements, copies of which have been furnished to the Investor or made available through the SEC's Electronic Gathering Analysis and Retrieval System ("EDGAR"), were prepared in accordance with generally accepted accounting principles consistently applied and are complete and correct and fairly and accurately present the financial condition of MDI as of their date and the results of its operations for the period then ended. Other than as disclosed in the SEC Documents, there has been no material adverse change in the financial condition of MDI or the results of it operations since the date of such financial statements.

         5.7 Information. To the best of MDI's knowledge, all information contained in any financial statement, application, schedule, report, certificate, opinion, or any other document given by MDI is in all respects true and accurate as of the date thereof, and MDI has not omitted to state any material fact or any fact necessary to make such information not misleading.

         5.8 Assets and Properties. MDI has good and merchantable title to all of its assets and properties, and there are no liens outstanding against any of these assets and properties, other than as previously disclosed in writing to Investor or as set forth in the SEC Documents.

         5.9 Taxes. All taxes imposed upon MDI and its properties, operations, and income have been paid and discharged prior to the date when any interest or penalty would accrue for the nonpayment thereof except for those taxes being contested in good faith and by appropriate proceedings by MDI.

         5.10 Names of MDI. MDI has never done business under any other name other than the name of MDI set forth in this Agreement, except under the name PUFF PROCESS INC.

         5.11 Violation of Laws, etc. Neither the consummation of the transactions contemplated by this Agreement nor the use, directly or indirectly, of all or any portion of the proceeds from the sale of the Series C Preferred Stock will violate or result in a violation of any provision of any applicable statute, regulation, or order of, or any restriction imposed by, the State of Delaware, the State of Maryland, any other relevant state or the United States of America or by any authorized official, board, department, instrumentality, or agency thereof.

         5.12 Capitalization. The entire authorized capital stock of MDI consists of:

                  a) 25,000,000 shares of MDI Common Stock, of which (i) 11,172,306 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, (ii) 444,444 shares have been reserved for issuance upon conversion of the Series B Preferred Stock, (iii) 2,100,000 shares have been reserved for issuance upon conversion of the Series C Preferred Stock, (iv) 2,383,656 shares have been reserved for issuance upon exercise of outstanding warrants and
         (v) 640,832 shares have been reserved for issuance under MDI's option plans.

                  b) 5,000,000 shares of Preferred Stock, of which (i) 2,027 shares were designated Series A Preferred Stock, none of which remain outstanding, (ii) 444 shares of Series B Preferred Stock, of which 444 shares have been duly and validly issued and are outstanding, fully paid and nonassessable and (iii) 2,100 shares of Series C Preferred Stock, of which (a) prior to the Closing, no shares were issued and outstanding and (b) 2,100 shares will be held by the Investor after the Closing and will, upon issuance in accordance with this Agreement, have been duly and validly issued and be outstanding, fully paid and non-assissable.

         SECTION 6. MDI's  Covenants. So long as shares of Series C Preferred
                    Stock remain outstanding:

         6.1 Use of Proceeds. MDI will use the proceeds from the sale of the Series C Preferred Stock only for working and operating capital.

         6.2 Annual Financial. MDI will furnish to the Investor or make available through EDGAR, as soon as available, but in no event more than ninety
(90) days after the end of each fiscal year of MDI, consolidated financial statements of MDI prepared in accordance with generally accepted accounting principles, including balance sheet, statement of income, statement of members equity and statement of changes in financial position, fully certified by independent certified public accountants satisfactory to the Investor.

         6.3 Interim Financial. MDI will furnish to the Investor or make available through EDGAR, as soon as available, but in no event more than forty-five (45) days after the end of each fiscal quarter of MDI (except the last), consolidated financial statements of MDI in the form of those required under the immediately preceding section of this Agreement prepared and certified by the chief financial officer of MDI.

         6.4 Other Information. MDI will furnish to the Investor, promptly from time to time, such information concerning the operations, business affairs, and financial condition of MDI as the Investor may reasonably request; provided that the Investor enter into a confidentiality agreement prior to the receipt of such information.

         6.5 Books, Records and Inspections. MDI will at all times (a) maintain complete and accurate books and records and (b) permit any person designated by the Investor to enter, examine, audit and inspect all properties, books, operations and records of MDI at any reasonable time and from time to time wherever such properties, books and records are located.

         6.6 Litigation. MDI will promptly notify the Investor of any litigation or claim dispute instituted or threatened against MDI or the Property, and of the entry of any judgment or Lien against any of MDI's assets or properties where the claims against MDI exceed $50,000.

         6.7 Preservation of Properties. MDI will at all times (a) maintain its properties, whether owned or leased, in good operating condition and from time to time will make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, (b) comply with the provisions of all material leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder, and (c) comply with all laws, rules, regulations and orders applicable to the properties or any thereof; provided, however, that nothing contained in this section shall require the making of any repair, renewal, replacement, addition, or improvement of or to a particular property or the continued maintenance of any property which would not be required in the exercise of sound business judgment.

         6.8 Insurance. MDI will (a) at all times maintain with well-rated and responsible insurance companies such insurance as is required by applicable laws and such other insurance in such amounts, of such types, and against such risks, hazards, liabilities, casualties and contingencies as is customarily maintained by companies similarly situated, and (b) provide to the Investor upon request a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts, and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby, and, at the sole discretion and election of MDI, obtain such additional insurance as the Investor may reasonably request.

         6.9 Taxes. Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, MDI will use its best efforts to pay and discharge all taxes prior to the date when any interest or penalty would accrue for the nonpayment thereof.

         6.10 Maintain Existence. MDI will at all times maintain in full force and effect its existence, rights, privileges and franchises and qualify and remain qualified in all jurisdictions where qualification is required and in which the failure to so qualify or to be in good standing would have a materially adverse effect on MDI's operations or financial condition..

         6.11 Compliance with Laws. MDI will at all times comply with all applicable federal, state and local laws, rules and regulations, and orders of any court or other governmental authority having jurisdiction, including all environmental laws and regulations.

         6.12 Guaranties, Loans or Advances. Subject to prior obligations as of the Closing, without the prior written consent of the Investor, MDI will not become or be a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or otherwise) with respect to, any undertaking of any other person or make or permit to exist any loans or advances to any other person or entity.

         6.13 MDI will not issue any stock subsequent to the date hereof and prior to April 25, 2002, other than that contracted for hereunder or otherwise heretofore reserved for issuance, optioned, or committed, including with respect to outstanding options, warrants and the Series B Preferred Stock, except:

                  a) For securities granted or to be granted under MDI's 1997 Stock Option and Award Plan, as amended by the Board of Directors (with such amendment to be submitted to stockholders for approved at the 2001 Annual Meeting of Stockholders), or

                  b) For securities issued in the ordinary course, including, without limitation, in connection with licensing arrangements, or

                  c) For securities issued in connection with joint ventures and strategic alliances, or

                  d) For securities issued to MDI's consultants and advisors, or

                  e) For securities issued in connection with financings where the price per share of Common Stock (on an as-converted basis with respect to convertible securities) is greater than $2.50 per share.

                  f) For   securities   issued  in   connection   with  any
                  stock split, stock dividend or recapitalization, or

                  g) With the consent of Investor which shall not be unreasonably withheld, or

                  h) Other than pursuant to Section 6.13(e), if additional financing is required by MDI, Investor will assist MDI in obtaining it. Should such financing involve the issuance of stock or convertible debentures, Investor shall have the first right to provide such financing on the same terms as those that MDI can obtain from others. In the event that Investor does not provide such additional financing within fifteen (15) days after receiving written notice from MDI setting forth the terms on which MDI can secure such additional financing, MDI shall then have the unrestricted right to enter into such financing with any third party or parties and to consummate the same, provided the terms thereof are no less favorable to MDI than those offered to and refused by Investor.

         6.14 MDI will not enter into any merger or consolidation with a third party or any reorganization prior to April 25, 2002, except by and with the consent of Investor.

         SECTION 7. Negative  Covenants.  So long as shares of Series C
                    Preferred Stock remain outstanding, MDI covenants and agrees with Investor as follows:

         7.1 MDI will not permit or allow a substantial change in the management of MDI without the prior written approval of Investor, which approval shall not be unreasonably withheld.

         7.2 MDI shall not permit a substantial change in the nature of the business of MDI.

         SECTION 8. Conditions to Closing by Investor. The obligation of Investor to purchase and pay for the Series C Preferred Stock being purchased by Investor is subject to satisfaction of the following conditions precedent at or before Closing:

         8.1 Documents. MDI shall have delivered to the Investor the following:

         8.1.1 MDI's Resolutions. A copy of all resolutions of the Board of Directors of MDI authorizing the execution and performance of this Agreement and the issuance of the Series C Preferred Stock, and a certificate of the Secretary of MDI, dated as of the Closing, certifying that such resolutions were duly adopted and continue in full force and effect without amendment or modification.

         8.1.2 MDI's Articles of Incorporation and Bylaws. A copy, certified by MDI's secretary, of MDI's Articles of Incorporation and Bylaws, and all amendments thereto.

         8.1.3 Incumbency Certificate. A certificate of MDI's secretary as to the incumbency and signatures of the officers of MDI signing this Agreement, and any other documents to be delivered pursuant hereto.

         8.1.4 Other Certificate. A certificate (i) confirming compliance in all material respects with all covenants under the Agreement and (ii) that as of the latest SEC Document, no material adverse change in business or financial affairs of MDI have occurred.

         8.1.5 Good Standing Certificates. A certificate as of a recent date from the Secretary of State or other appropriate official of the state of incorporation certifying to the due incorporation and continuing good standing of MDI and a similar certificate for each of the subsidiaries of MDI that are actively engaged in business.

         8.2      Other Closing Conditions.

         8.2.1 Investor's Counsel. All legal matters incident to this Agreement shall be satisfactory to counsel for the Investor and MDI shall have reimbursed the Investor for the fees and expenses of Investor's counsel in connection with the preparation of this Agreement and all matters incident thereto.

         8.2.2 Opinion of Counsel of MDI. An opinion of Mintz Levin Cohn Ferris Glovsky and Popeo, PC, counsel for MDI, in the form attached hereto as Exhibit B.
         SECTION 9.                 Events of Default.

         The occurrence of any one or more of the following events (the "Events of Default") shall constitute an event of default hereunder:

         9.1 Failure to Pay Interest. If MDI shall fail to pay preferred dividends in accordance with the provisions of Section 2.1 of this Agreement when and as due and payable, and such failure shall remain uncured for a period of twenty (20) days after the date of written notice from the Investor to MDI; or

         9.2 Failure to Convert Stock. If MDI shall fail to convert the Series C Convertible Preferred Stock in accordance with the terms and provisions of this Agreement and such Stock, and such failure shall remain uncured for a period of twenty (20) days after the date of written notice from the Investor to MDI; or

         9.3 Terms, Conditions and Covenants of this Agreement. If MDI shall fail to duly perform, comply with, or observe any of the other terms, conditions, or covenants contained in this Agreement, and such failure shall remain uncured for a period of twenty (20) days after the date of written notice from the Investor to MDI; or

         9.4 Representations and Warranties. If any representation and warranty or any statement or representation made in writing on behalf of MDI herein shall prove to be false or uncured in any material respect on the date as of which made and the same shall remain uncured for a period of twenty (20) days after the date of written notice from the Investor to MDI; or

         9.5 Bankruptcy, Insolvency, etc. If MDI becomes insolvent or generally does not pay its debts as they become due, or if a petition for relief in a bankruptcy court is filed by MDI, or if MDI applies for, consents to, or acquiesces in the appointment of a trustee, custodian, or receiver for MDI or any of its assets and property, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent, or acquiescence, a trustee, custodian, or receiver is appointed for MDI or for a substantial part of the assets and property of MDI and is not discharged within thirty (30) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding or case under any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted against MDI and is consented to or acquiesced in by MDI or remains for sixty (60) days undismissed; or MDI takes any action to authorize any of the actions described in this subsection.


         SECTION 10.                Rights and Remedies.

         If any one or more Events of Default shall occur and be continuing, then in each and every such case, the Investor at its option may at any time thereafter exercise and/or enforce any or all of the following rights and remedies:

         10.1 Exercise of Rights and Remedies. Investor may proceed to protect and enforce the rights of a holder of such Series C Preferred Stock by an action at law, suit in equity, or other appropriate proceeding, whether for the specific performance of any agreement contained herein or pursuant to such Series C Preferred Stock, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. If any holder of any Series C Preferred Stock shall give any notice or take any other action in respect of a claimed default, MDI shall forthwith give written notice thereof to all other holders of the Series C Preferred Stock at the time outstanding, describing the notice or action and the nature of the claimed default.

         10.2 Collection Costs. MDI shall reimburse and pay to the Investor upon demand all costs and expenses (the "Collection Costs"), including, without limitation, attorneys' fees and expenses, advanced, incurred by, or on behalf of the Investor in collecting any preferred dividends required to be paid, but not paid, by MDI and enforcing its rights and pursuing its remedies in the event of any Event of Default as set forth in Section 9 of this Agreement.

         10.3 Remedies, etc., Cumulative. Each right, power, and remedy of the Investor as provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Investor of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Investor of any or all such other rights, powers, or remedies.

         10.4 No Waiver, etc. No failure or delay by the Investor to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Investor from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any preferred dividend or any other amount payable under this Agreement, the Investor shall not be deemed to waive the right either to require prompt payment when due of all of preferred dividends or any other amounts payable under this Agreement, or to declare an Event of Default for failure to effect such prompt payment of any such other amount.

         SECTION 11. Representations and Agreements of Investor. Investor makes the following representations and agreements all of which shall survive the
Closing:

         11.1 Investor may assign the right to receive portions of the securities being purchased hereunder to not more than ten corporations affiliated with it or individuals employed by it or by such affiliated corporations. Investor represents that the securities being purchased by it are being purchased for investment and with no present intention of making any disposition or sale thereof. Investor warrants that any portions of such securities received by such affiliated corporations or persons will be similarly held for investment by such corporations or persons.

         11.2 The Investor understands that the shares of Series C Preferred Stock and the shares underlying the Series C Preferred Stock have not been registered under the Securities Act of 1933 or any state securities law, by reason of their issuance in a transaction exempt from the registration requirments of the Securities Act and such laws, and that such shares must be held indefinitely unless they are subsequently registered under the Securities Act of 1933 and such laws or a subsequent disposition thereof is exempt from registration. The certificates for the Shares shall bear a legend to such effect.

         11.3 The Investor understands that the exemption from registration afforded by Rule 144 promulgated by the SEC under the Securities Act of 1933 depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

         11.4 The Investor (i) has sufficient knowledge and experience in busines and financial matters and with respect to investment in securities of companies comparable to MDI so as to enable it to analyze and evaluate the merits and risks of such investment contemplated hereby and (ii) is able to bear the economic risk of such investment. The Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933.


         11.5 This Agreement has been duly and validly authorized, executed and delivered on behalf of Investor and is a valid and binding agreement of the Investor enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws effecting the enforcement of creditors' rights generally.

         SECTION 12. Conditions to Closing by MDI. The obligation of MDI to sell the Series C Preferred Stock to the Investor is subject to satisfaction of the following conditions precedent at or before Closing:

         12.1 Investor, at the Closing, shall deliver to MDI the following documents:

         12.1.1 A certificate as of a recent date from the Secretary of State or other appropriate official certifying to the due incorporation and continuing good standing of Investor.

         12.1.2 A copy of all resolutions of the Board of Directors of Investor authorizing the execution and performance of this Agreement, and a certificate of the Secretary of Investor, dated as of the Closing, certifying that such resolutions were duly adopted and continue in full force and effect without amendment or modification.

         12.1.3 An opinion of John H. Harman, Esquire, counsel for Investor, that Investor is a duly organized and validly existing corporation in good standing; that Investor has taken all corporate action under all applicable provisions of the law, its Certificate of Incorporation, and its Bylaws to authorize the execution and carrying out of this Agreement; and that this Agreement constitutes the legally binding obligation of Investor in accordance with its terms.

         12.1.4 A statement by each corporation or person, if any, to whom Investor assigns the right to receive a portion of the securities being purchased hereunder, stating that such securities are being purchased by such corporation or person for investment and with no present intention of making any disposition or sale thereof.

         12.2 MDI's Counsel. All legal matters incident to this Agreement shall be satisfactory to counsel for MDI.

         SECTION 13. Closing. The Closing provided for by this Agreement shall take place at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York 10017, on or about April 25, 2001.

         SECTION 14. Benefit. This Agreement shall be binding and inure to the benefit of and be enforceable by the respective successors and assigns of MDI and Investor. All representations, covenants, and agreements in this Agreement or any statement, certificate, or other document delivered in connection with this Agreement or pursuant hereto shall survive the Closing. The terms of this Agreement cannot be varied or modified orally but only by an agreement in writing signed by MDI and Investor. This contract may not be assigned by either party without the written consent of the other party hereto.

         SECTION 15. Notices. Any notices or demands required by this Agreement shall be in writing and delivered personally or mailed by registered mail to the party entitled to such notice or demand at the address set forth below opposite the name of such party may notify the other in writing:

If to MDI, to:
                  MDI Entertainment, Inc.
                  Attn: Steve Saferin
                  201 Ann Street
                  Hartford, CT  06103

with a copy to:

                  Mintz, Levin, Cohn, Ferris and Glovsky, P.C.
                  Attn: Kenneth R. Koch, Esq.
                  666 Third Avenue
                  New York, NY 10017

If to Investor, to:

                  Oxford International, Inc.
                  Attn: Gregory C. Dutcher
                  125 N. West Street
                  Easton, MD  21601

         SECTION 16. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed and original, but which together shall constitute one and the same instrument.



         SECTION 17.       Miscellaneous.

         17.1 Survival. All covenants, agreements, representations, and warranties made herein and in any other instruments or documents delivered pursuant hereto shall continue in full force and effect so long as any of the Liabilities are outstanding and unpaid.

         17.2 Change, etc. Neither this Agreement nor any term, condition, representation, warranty, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing by the party against whom such change, waiver, discharge, or termination is sought.

         17.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         17.4 Terms Binding. All of the terms, conditions, stipulations, warranties, representations, and covenants of this Agreement shall apply to and be binding upon, and shall inure to the benefit of, MDI and the Investor and each of their respective heirs, personal representatives, successors, and assigns.

         17.5 Arbitration: The parties acknowledge and agree that any claim or controversy arising out of or relating to this Agreement or the breach thereof shall be submitted to arbitration in the State of Delaware using the services and rules and regulations of the American Arbitration Association, which decision shall be binding upon both parties. The parties agree that any judgment upon such award may be entered in any Court in the State of Delaware having jurisdiction.

         17.6 WAIVER OF TRIAL BY JURY: MDI hereby unconditionally and irrevocably waives any and all right by a jury under any local, state, federal or foreign law, in any action, proceeding, suit, counterclaim or cross claim to which MDI and Investor may be parties, arising in conjunction with, out of, or in any way pertaining to this Agreement, any investment documents or commitment to be provided pursuant to this Agreement, or any other transaction related to this Agreement. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against parties who are not parties to this Agreement. This waiver is knowingly, willing and voluntarily made by MDI and MDI hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trail by jury or to in any way modify or nullify its effect. MDI further represents that it has been represented or has had the opportunity to be represented in the signing of this Agreement and in making this waiver by independent legal counsel selected of its own free will and that it has had the opportunity to discuss this waiver with counsel.

         17.7 Gender, etc. Wherever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter general shall include all genders.

         17.8 Headings. The section and subsection headings in the Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

         17.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         17.10 Consent to Jurisdiction; Service of Process. MDI hereby agrees and consents that any action or proceeding arising out of or brought to enforce the provisions of this Agreement and/or any transactions contemplated by the Agrement may be brought in any appropriate court in the State of Delaware, and by the execution of this Agreement, MDI irrevocably consents to the jurisdiction of such court. MDI hereby irrevocably appoints the Delaware Secretary of State as its agent to accept service of process for it and on its behalf in any proceeding brought pursuant to the provisions of this subsection.

         17.11 Further Assurances and Corrective Instruments. The parties hereto agree that they will, from time to time, execute and deliver, or cause to be executed and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the intention of the parties to, or facilitating the performance of, this Agreement.

         17.12 Illegality. If fulfillment of any provision hereof or any transaction related hereto, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the reminder of the Agreement shall remain operative and in full force and effect.


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        In witness whereof the parties have caused this Agreement to be executed by their duly authorized officers and their corporate seals to be hereunto affixed as of the day and year first above written.

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


(SEAL)                                                    MDI ENTERTAINMENT, INC.
Attest:


  /s/ Kenneth M. Przysiecki                               By:   /s/ Steven M. Saferin
---------------------------------------                       --------------------------------------------
         Secretary                                               Steven M. Saferin, President and Chief
                                                                  Executive Officer




(SEAL)                                                    OXFORD INTERNATIONAL, INC.
Attest:


  /s/                                                     By:   /s/ Gregory C. Dutcher
------------------------------------------------------        --------------------------------------------
         Secretary                                               Gregory C. Dutcher, President












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